UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2024
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Cohen & Steers, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32236	14-1904657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1166 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices and Zip Code)
(212) 832-3232
(Registrant's telephone number, including area code)

_________________________________________ (Former name or former address, if changed since last report)
  ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 16, 2024, the Board of Directors (the “Board”) of Cohen & Steers, Inc. (the “Company”) appointed Lisa Dolly as a director of the Company and as a member of the Board’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, effective immediately. Upon the appointment of Ms. Dolly, the size of the Board increased to ten directors.

Ms. Dolly, age 58, is the former Chief Executive Officer of Pershing LLC, a subsidiary of The Bank of New York Mellon Corporation.

The Board has determined that Ms. Dolly is an independent director in accordance with applicable New York Stock Exchange rules and the Company’s Corporate Governance Guidelines, as well as the independence requirements of each of Rules 10A-3 and 10C-1 under the Securities Exchange Act of 1934, as amended, pertaining to Audit Committee and Compensation Committee membership, respectively. There were no arrangements or understandings between Ms. Dolly and any other person pursuant to which Ms. Dolly was appointed a director of the Company. Ms. Dolly has not been a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

In connection with her service as a director, Ms. Dolly is entitled to receive the standard compensation paid to the Company’s non-management directors as disclosed in the Company’s 2024 Proxy Statement filed with the Securities and Exchange Commission on March 22, 2024. Any compensation paid by the Company to Ms. Dolly for 2024 will be pro-rated accordingly.

Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the appointment of Ms. Dolly as a director of the Company is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits listed on the exhibit index accompanying this Current Report on Form 8-K are furnished herewith.

Exhibit No.	Description
99.1	Press release dated August 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date: August 19, 2024	By:	/s/ Francis C. Poli
Francis C. Poli Title: Executive Vice President, General Counsel and Secretary